                                                                    EXHIBIT 99.5


                           INDEMNIFICATION AGREEMENT
                           -------------------------

          INDEMNIFICATION AGREEMENT (this "Agreement") dated as of May 8, 1997 among AMERICAN BRANDS, INC., a Delaware corporation ("Parent"), ATIC GROUP, INC., a Delaware corporation and, as of the date hereof, a direct wholly-owned subsidiary of Parent ("ATIC"), GALLAHER GROUP LIMITED, an English private limited company and, as of the date hereof, a direct wholly-owned subsidiary of Parent ("New Gallaher"), and GALLAHER LIMITED, an English private limited company and, as of the date hereof, an indirect wholly-owned subsidiary of Parent ("Gallaher"). (ATIC, New Gallaher and Gallaher are herein sometimes referred to individually as an "Indemnitor" and collectively as "Indemnitors".)

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, Parent, ATIC, New Gallaher and Gallaher have entered into a Distribution Agreement dated as of May 8, 1997 (the "Distribution Agreement");

          WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the willingness of the parties to the Distribution Agreement to consummate the Distribution (as defined in the Distribution Agreement); and

          WHEREAS, each Indemnitor will benefit from, and therefore desires to facilitate the consummation of, the transactions contemplated by the Distribution Agreement;

          NOW, THEREFORE, in consideration of the foregoing, the mutual agreements, provisions and covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Indemnification.  Subject to and conditioned upon the Distribution
              ---------------
(as defined in the Distribution Agreement) becoming effective, the Indemnitors agree, jointly and severally, to indemnify Parent, its affiliates and each of their respective officers, directors, employees, stockholders, agents, representatives, successors and assigns, against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party arising from (i) any claim, investigation or proceeding alleging personal injury, (ii) any claim, investigation or proceeding alleging fraud or (iii) any other claim, investigation or proceeding, in the case of each of clauses (i),
(ii) and (iii), arising from smoking and health or fire-safe cigarette matters relating to the tobacco business of Gallaher or any of its predecessors, present or former subsidiaries, joint ventures or minority owned enterprises, including, without limitation, any such matter arising from or related to the development, manufacture, packaging, labeling, production, delivery, sale, resale, distribution, advertising, marketing, promotion, use or consumption of, or exposure to (whether occurring before, on or after the date hereof), any tobacco products of Gallaher or any of its predecessors or research in respect of smoking and health or fire-safe cigarette matters.

          2.  Procedures Relating to Indemnification Claims.  (a) If any person
              ---------------------------------------------
(the "indemnified party") entitled to indemnification under this Agreement should have a claim against any Indemnitor under this Agreement, the indemnified party shall deliver notice of such claim with reasonable promptness to New Gallaher, as the representative of the Indemnitors. The failure by any indemnified party so to notify New Gallaher shall not relieve the Indemnitors from any liability which they may have to such indemnified party under this Agreement, except to the extent that the Indemnitors shall have been actually prejudiced as a result of such failure (except that the Indemnitors shall not be liable for any expenses incurred during the period in which the indemnified party failed to give such notice).

          (b) If a claim for indemnification hereunder relates to an action, suit, investigation or proceeding against or involving the indemnified party, New Gallaher shall assume the defense thereof with counsel selected by New Gallaher. From and after the time that New Gallaher assumes the defense of such matter, the Indemnitors shall not be liable to the indemnified party for legal expenses subsequently incurred by the indemnified party in connection with such defense. The indemnified party shall have the right to employ counsel, at its own expense, separate from the counsel employed by the

                                       2
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Indemnitors, but such counsel shall not have any right to participate in the defense of such claim and New Gallaher shall control such defense in all respects but Parent and such counsel shall have the right to be kept fully informed of the progress of such defense. The Indemnitors shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which New Gallaher has failed to assume the defense of such matter (other than during any period in which the indemnified party shall have failed to give notice of the matter to the Indemnitors as provided herein). The indemnified party shall not unreasonably withhold or delay its consent to any settlement, compromise or discharge of such matter which New Gallaher may recommend. The indemnified party shall not settle, compromise or discharge any claim covered by this Agreement without the prior written consent of the Indemnitors.

          (c) The indemnified party shall cooperate with the Indemnitors in their defense of any matter covered by this Agreement, at the expense (including reasonable legal fees and expenses) of the Indemnitors. Without limiting the generality of the foregoing, the indemnified party shall, at the expense (including reasonable legal fees and expenses) of the Indemnitors, (i) provide or cause to be provided to the Indemnitors with such information and assistance as any Indemnitor may reasonably request to defend any matter covered hereby, including without limitation in the case of Parent, the assistance of officers and employees of Parent and, to the extent that Parent is reasonably able to cause it to be provided, the assistance of directors, agents and others acting on behalf of Parent, when reasonably considered necessary by any Indemnitor to defend such matter, (ii) supply with reasonable promptness to the Indemnitors copies of all correspondence and documents relating to or in connection with such claim received or transmitted by the indemnified party and (iii) take or cause to be taken such action as the Indemnitors may reasonably require to defend a claim covered hereby. Except as required by law or legal process, Parent shall not, and, to the extent within Parent's reasonable control, shall not permit any of its affiliates, officers, directors, employees, agents or others acting on its behalf to, take any action or make any admission which adversely affects or could reasonably be foreseen to adversely affect the defense of any matter covered

                                       3
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hereby or that could reasonably be foreseen to be covered hereby and shall not, and shall not permit any of its affiliates, officers, directors, employees, agents or others acting on its behalf to, make any adverse public statement regarding any such matters.

          (d) If an indemnified party shall have received full payment (an "Indemnity Payment") required by this Agreement from an Indemnitor in respect of any indemnifiable losses and shall subsequently actually receive proceeds of any insurance policies or other amounts in respect of such indemnifiable losses, then such indemnified party shall pay to such Indemnitor a sum equal to the amount actually received (net of increased insurance premiums and charges related directly and solely to such indemnifiable losses and any expenses (including reasonable attorneys fees and expenses) incurred by such indemnified party in connection with seeking to collect such insurance proceeds or other amounts, and up to but not in excess of the amount of any Indemnity Payment made hereunder). The parties acknowledge that an indemnified party shall not be required to seek recovery of any proceeds of insurance policies. An insurer who would otherwise be obligated to pay any claim shall not be relieved of such responsibility, or have any subrogation rights with respect thereto, solely by virtue of the indemnification provisions hereof, it being expressly understood and agreed that no insurer or any other third party shall be entitled to any benefit they would not be entitled to receive in the absence of the indemnification provisions hereof.

          (e) In determining the amount of any indemnifiable losses, such amount shall be (i) reduced to take into account any net Tax (as defined in the Tax Allocation Agreement between Parent, New Gallaher and Gallaher) benefit realized by the indemnified party arising from the incurrence or payment by the indemnified party of such indemnifiable losses and (ii) increased to take into account any net Tax cost incurred by the indemnified party as a result of the receipt or accrual of payments hereunder (grossed-up for such increase), in each case determined by treating the indemnified party as recognizing all other items of income, gain, loss, deduction or credit before recognizing any item arising from such indemnifiable losses.

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          3.  Representations and Warranties of the Indemnitors.  The
              -------------------------------------------------
Indemnitors jointly and severally represent and warrant to Parent as follows:

          (a) New Gallaher is a company incorporated and existing in England under the Companies Act 1985, Gallaher is a company incorporated and existing in England under the Companies Act 1948 to 1980 and ATIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Indemnitor has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. All corporate acts and other proceedings required to be taken by each Indemnitor to authorize the execution, delivery and performance of this Agreement have been
duly and properly taken.   This Agreement has been duly executed and delivered
by each Indemnitor and constitutes a legal, valid and binding obligation of such Indemnitor enforceable against it in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors and that the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (b) The execution and delivery of this Agreement by each Indemnitor does not, and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation to any person under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien, claim, encumbrance, security interest, option, charge or restriction of any kind upon any of the properties or assets of it under, any provision of (i) its articles and memorandum of association, (ii) any material notice, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which it is a party or by which any of its properties or assets are bound or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to it or its properties or assets, other than, in the case of clause

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(ii) above, any such items that, individually or in the aggregate, would not have a material adverse effect on the ability of it to perform its obligations hereunder. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to each Indemnitor or any of its affiliates in connection with the execution, delivery and performance of this Agreement by it. Parent acknowledges that it is aware of the terms of the various contracts which have been or will be entered into by the Indemnitors in conneciton with the Distribution Agreement and transactions associated therewith, including those material contracts set forth in the Listing Particulars prepared for the introduction of ordinary shares of Gallaher Group Plc to the official list of the London Stock Exchange.

          4.  Covenants of the Indemnitors.  The Indemnitors jointly and
              ----------------------------
severally agree as follows:

          (a) Subject to Section 4(b), each Indemnitor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its respective organizational documents and all laws applicable to the maintenance of its corporate existence; provided that ATIC may liquidate and dissolve as provided in the Distribution Agreement.

          (b) An Indemnitor shall not consolidate with or merge into any other person unless (i) the person formed by such consolidation or into which the Indemnitor is merged shall be duly organized and existing under the laws of the jurisdiction of its organization and shall expressly assume, by an instrument supplemental hereto, executed and delivered to Parent prior to or contemporaneously with the consummation of such transaction, the performance of the obligations of the Indemnitor under this Agreement; and (ii) prior to and immediately after giving effect to such transaction, the Indemnitor shall not be in default in any material respect of its obligations under this Agreement.

          (c) With the exception of bona fide charitable contributions, an Indemnitor shall not license, convey or transfer any assets on other than commercially reasonable, arm's length terms.

          (d) An Indemnitor shall not convey or transfer, or cause to be conveyed or transferred, any portion of the "brand assets" of the Indemnitor, consisting of existing and future trademarks, trade

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names, package dress, blends and know-how, to any person or persons, unless (i)
the person or persons acquiring such brand assets by conveyance or transfer shall be duly organized and existing under the laws of the jurisdiction of its organization and shall have expressly assumed, by an instrument supplemental hereto, executed and delivered to Parent prior to or contemporaneously with the consummation of such transaction, the performance of the obligations of the Indemnitor under this Agreement in respect of any existing or future liability arising out of or in any way associated with the brand assets being conveyed or transferred; and (ii) prior to and immediately after giving effect to such transaction, the Indemnitor shall not be in default in any material respect of its obligations under this Agreement. The restrictions set forth in this Section 4(d) shall also apply to the conveyance or transfer of the shares of a more than 50% owned subsidiary that directly or indirectly owns such brand assets, but shall not apply to conveyances or transfers of brand assets that are or were used exclusively in connection with a tobacco product brand "house" or franchise that, at the time of such conveyance or transfer, represents less than 0.5% of the unit volume of the Indemnitor in the U.K. in respect of such tobacco product or to the conveyance or transfer of the shares of a subsidiary that directly or indirectly owns such brand assets and no other brand assets. For purposes hereof, it is expressly acknowledged that the name of the manufacturer of a tobacco product, when used as such and not as a trademark element, is not of itself an indication of a single brand "house" or franchise.

          (e) An Indemnitor shall not license, or cause to be licensed, to any person or persons any U.K. cigarette brand asset that is or was used in connection with a brand "house" or franchise representing more than twenty percent of the Indemnitors' collective cigarette unit sales in the U.K. at the time of such license, unless the Indemnitor shall have complied with the provisions of Section 4(g). The provisions of this Section 4(e) shall not apply to licenses of trademarks or trade names outside the U.K., European Union, European Economic Area, European Free Trade Association and countries otherwise subject to the free movement of goods principles as established under the Treaty of Rome, or of package dress, blends and know-how incidental to such trademarks or trade names wherever situate.

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          (f) Except for (i) transactions in the ordinary course of business
(including bona fide charitable contributions); (ii) transactions the proceeds of which are reinvested in the business of the Indemnitor; or (iii) the payment of dividends or share purchases or redemptions out of "profits available for distribution", as currently defined in the Companies Act of 1985; an Indemnitor shall not convey or transfer, or cause to be conveyed or transferred, in one or a series of transactions in any period of ten years, an aggregate of more than 25% in market value of the business or assets (including brand assets) of the Indemnitor, unless the Indemnitor shall have complied with the provisions of
Section 4(g). For purposes of this Section 4(f) the value of the businesses or assets conveyed or transferred shall be taken at the respective dates of their conveyance or transfer and the limit (i.e., 25% of the market value) shall be
                                      - -
calculated at the date of the last such conveyance or transfer. In calculating the value of the businesses or assets conveyed or transferred for purposes of this Section 4(f) there shall be excluded any conveyances or transfers to which
Section 4 is not applicable by virtue of the application of Section 4(h) and any transaction where the provisions of Section 4(g) have been observed.

          (g) An Indemnitor shall not engage in any transaction that is restricted under Section 4(e) or 4(f) unless, in each such instance, (i) the person or persons acquiring assets by such license, conveyance or transfer shall be duly organized and existing under the laws of the jurisdiction of its organization and, in addition to any assumption of obligations required under
Section 4(d), shall expressly assume, by an instrument supplemental hereto, executed and delivered to Parent prior to or contemporaneously with the consummation of such transaction, the performance of the entire obligations of the Indemnitor under this Agreement; and (ii) prior to and immediately after giving effect to such transaction, the Indemnitor shall not be in default in any material respect of its obligations under this Agreement; provided, however,
                                                          --------  -------
that the acquiring party's assumption of obligations hereunder, exclusive of its separate obligations, if any, under Section 4(d), shall be limited in the aggregate to the total consideration paid by the acquiring party in respect of such license, conveyance or transfer.

          (h) The restrictions on consolidations, mergers, licenses, conveyances and transfers in this Section 4 shall be applicable to transactions with any parent, subsidiary or affiliate of an Indemnitor as well as transactions with any unrelated person or persons, but shall not be applicable to a transaction with a person (including an Indemnitor) who has previously assumed, without limitation, the performance of all the obligations of the Indemnitors under this Agreement or transactions with a wholly-owned subsidiary of an Indemnitor insofar as such subsidiary is subject, without limitation, to the constraints of this Section 4.

          (i) Notwithstanding any other provision of this Section 4 to the contrary, no conveyance, transfer or license requiring the transferee to assume indemnification obligations under this Agreement shall be valid unless Parent may directly enforce the provisions of this Agreement against the party to whom the assets are being conveyed, transferred or licensed notwithstanding that Parent is not or may not be a party to such conveyance, transfer or license.

          (j) No consolidation, merger, license, conveyance or transfer permitted under this Section 4 shall limit or affect the obligations of any Indemnitor hereunder.

          (k) At the request of any party that is or may become subject to the terms of this Agreement, Parent agrees to discuss in good faith the modification of the provisions of this Section 4.

          (l) For the avoidance of doubt nothing in this Section 4 shall prohibit the conveyance and transfer of the assets of ATIC in accordance with the Distribution Agreement, in the course of its liquidation and dissolution, and no such conveyance or transfer shall be taken into account under Section 4(f).

          5.  Notices.  All notices, requests, claims, demands and other
              -------
communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, cabled or telecopied, or if mailed, ten days after mailing (two business days in the case of express mail or overnight courier service), as follows:

          If to Parent:

               American Brands, Inc.
               1700 East Putnam Avenue
               Old Greenwich, Connecticut  06870
               Attention:  General Counsel
               Telephone:  (203) 698-5000
               Facsimile:  (203) 698-5172

          With a copy to

               American Brands, Inc.
               1700 East Putnam Avenue
               Old Greenwich, Connecticut  06870
               Attention:  Secretary
               Telephone:  (203) 698-5000
               Facsimile:  (203) 698-5197

          If to New Gallaher, Gallaher or ATIC:

               Gallaher Group Plc
               Members Hill
               Brooklands Road
               Weybridge
               Surrey, KT 13 0QU
               England
               Attention:  Group Legal Advisor
               Telephone:  011-44-1932-832-534
               Facsimile:  011-44-1932-832-536

          With a copy to

               Gallaher Group Plc
               Members Hill
               Brooklands Road
               Weybridge
               Surrey, KT 13 0QU
               England
               Attention:  Company Secretary
               Telephone:  011-44-1932-859-777
               Facsimile:  011-44-1932-832-536

or to such other person or address as the addressee may have specified in a notice duly given to the sender as provided herein.

          6.  Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          7.  Entire Agreement.  This Agreement contains the entire agreement
              ----------------
and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. None of the parties hereto shall be liable or bound to any other party hereto in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein. Notwithstanding the foregoing, nothing contained in this Agreement shall be construed to relieve New Gallaher from any other indemnification obligations it may have under the Distribution Agreement and the Tax Allocation Agreement but an indemnified party shall not be entitled to recover in excess of the indemnifiable losses it suffers.

          8.  Jurisdiction.  Parent and the Indemnitors each irrevocably submits
              ------------
to the nonexclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement. Each of Parent and the Indemnitors agrees that service of process, summons, notice or document by hand delivery or U.S. registered mail to such party's respective address set forth in Section 5 hereof shall be effective service of process for any action, suit or proceeding brought against Parent or such Indemnitor in any such court. Parent and the Indemnitors each irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          9.  Applicable Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

          10.  Amendment; Waiver.  No amendment, modification or waiver in
               -----------------
respect of this Agreement shall be effective unless in writing and signed by all parties hereto. No delay or failure on the part of any party in exercising any rights hereunder, and no particular or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder.

          11.  Titles and Headings.  Titles and headings to sections herein are
               -------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          12.  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13.  Warranties.  Each party hereto acknowledges that it has not been
               ----------
induced to enter into this Agreement by any representation or warranty other than those contained herein and, having negotiated and freely entered into this Agreement, agrees that it shall have no remedy under this Agreement in respect of any other such representation or warranty except in the case of fraud.

          14.  Rights.  The rights, powers, privileges and remedies provided in
               ------
this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise. No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

          15.  Successors and Assigns.  This Agreement and all of the provisions
               ----------------------
hereof shall be binding upon and inure for the benefit of the parties hereto and their respective successors and permitted assigns. None of the Indemnitors may assign its rights and benefits under this Agreement, either in whole or in part, without the prior written consent of Parent. Parent may assign its rights and benefits under this Agreement, either in whole or in part, provided that (a) the person or persons acquiring the benefit of such rights and benefits shall be duly organized and existing under the laws of the jurisdiction of its organization, (b) prior to or contemporaneously with the consummation of such transaction, the Parent delivers to each of the Indemnitors (i) an instrument duly executed and delivered by the assignee(s) for the benefit of the Indemnitors containing the agreement by the assignee(s) to be bound by and to observe and perform the provisions of this Agreement and (ii) an opinion of counsel in form and substance reasonably satisfactory to the Indemnitors that, from and after such assignment, the assignee(s) will be bound by and required to observe and perform the provisions of this Agreement and that the Indemnitors may directly enforce the provisions of this Agreement against the assignee(s) notwithstanding that the Indemnitors are or may not be parties to such assignment and (c) prior to and immediately after giving effect to such transaction, the Parent shall not be in default in any material respect of its obligations under this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                              AMERICAN BRANDS, INC.

                              By /s/ Gilbert L. Klemann, II
                                 --------------------------------
                                 Name:  Gilbert L. Klemann, II
                                 Title: Senior Vice President
                                        and General Counsel


                              ATIC GROUP, INC.

                              By /s/ C.P. Omtvedt
                                 --------------------------------
                                 Name:  C.P. Omtvedt
                                 Title: Vice President


                              GALLAHER GROUP LIMITED

                              By /s/ C.T. Fielden
                                 --------------------------------
                                 Name:  C.T. Fielden
                                 Title: Director


                              GALLAHER LIMITED

                              By /s/ N.P. Bulpitt
                                 --------------------------------
                                 Name:  N.P. Bulpitt
                                 Title: Director and Secretary